Third - Quarter 2017 Results November 2, 2017 Exhibit 99.2

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in medium- and heavy-duty truck, automotive or agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its asset-based credit facility and senior secured notes; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

2

Stoneridge

3 Overview of Achievements x Continued strong performance at each segment x Control Devices growth led by emissions products, primarily in China, as well as actuation products globally x Electronics growth driven by outperformance at Orlaco as well as the launch of new driver information system programs x PST strong performance as a result of stabilizing macroeconomic conditions leading to top - line growth and continued margin expansion x Hosted inaugural Supplier Summit recognizing supplier excellence x New President of Control Devices segment, Bob Willig, replaces Mike Sloan, who is planning to retire in 2018 Q 3 2017 Key Accomplishments Q 3 2017 Financial Performance 2017 Updated Guidance 2017 Guidance Previously Provided 2017 Guidance Updated* Midpoint Improvement Sales $795 - $815 Million $810 - $825 Million $12.5 million Adjusted Gross Margin 30.0% - 31.0% 30.0% - 31.0% Adjusted Operating Margin 8.0% - 9.0% 8.0% - 9.0% Adjusted EPS $1.38 - $1.50 $1.48 - $1.54 $0.07 EPS Adjusted EBITDA Margin 11.5% - 12.5% 11.5% - 12.5% Reported Adjusted Sales $203.6 Million $203.6 Million Gross Profit $62.6 Million $62.6 Million Operating Income $13.3 Million $15.6 Million EPS $0.28 $0.36 Adjusted EBITDA -- $22.8 Million *Guidance as of November 2, 2017

4 Q3 Year to Date Sales Adjusted Gross Profit and % Margin Adjusted Operating Income and % Margin Adjusted EBITDA and % Margin $52.4 $72.3 10.0% 11.7% $45.0 $55.0 $65.0 $75.0 YTD 2016 YTD 2017 9.0% 11.0% 13.0% $18.6 $22.8 10.7% 11.2% $15.0 $20.0 $25.0 Q3 2016 Q3 2017 9.0% 11.0% 13.0% 15.0% $33.9 $51.6 6.5% 8.4% $25.0 $35.0 $45.0 $55.0 YTD 2016 YTD 2017 4.5% 9.5% 14.5% $11.8 $15.6 6.8% 7.7% $7.0 $12.0 $17.0 Q3 2016 Q3 2017 5.5% 7.5% 9.5% $147.7 $188.8 28.2% 30.6% $130.0 $150.0 $170.0 $190.0 $210.0 YTD 2016 YTD 2017 25.0% 30.0% 35.0% 40.0% $49.7 $62.6 28.6% 30.7% $40.0 $50.0 $60.0 $70.0 Q3 2016 Q3 2017 25.0% 30.0% 35.0% 40.0% $173.8 $203.6 Q3 2016 Q3 2017 Financial Performance +17% +18% +26% +32% $’s in USD Millions +23% +28% +52% +38% Establishing a track record of continuous improvement $523.4 $617.0 YTD 2016 YTD 2017

5 Stoneridge Leadership Transition Control Devices is well positioned to expand on current success and drive growth through strong leadership and a well - defined strategic plan Mike Sloan, former President of Control Devices, announced he is planning to retire in early 2018 Bob Willig replaced Mike as President of Control Devices effective October 23 rd Mike will remain with Stoneridge until early 2018 to ensure a seamless and orderly transition Bob brings extensive global leadership experience and proven new business development success His prior experiences include serving in executive roles as CEO of Plasan Carbon Composites; president of Driveline Americas, and president of Sinter Americas at GKN; and president of the Power Transmission Division at Tomkins PLC (Gates Corporation ) He has served on various boards, including Plasan’s Board of Directors, GKN’s Chief Executive Council and Gates Corp. Asia Board of Directors

6 Focus on Vehicle Megatrends 2016 2017 2018 2019 2020 2021 Our focus on c ertain v ehicle m egatrends w ill d rive o ur long - term s trategy Source: Dec 2015 IHS; 2015 LMCA, ACT Research, Company Data INTELLIGENCE 8% CAGR SAFETY & SECURITY 7% CAGR EMISSIONS 16% CAGR FUEL EFFICIENCY 5% CAGR Stoneridge’s products c omprise the basic e lements of every v ehicle’s e lectrical s ystem and control architecture U nderlying vehicle markets are expected to grow at a 2 – 3% 5 - year CAGR Stoneridge expects to grow at 2 – 3x the underlying markets

Stoneridge - A Vehicle Technology Company
Electrified Drivetrain

Front-Axle Disconnect *(Current)*

- Decouples the front-axle in a 4x4 vehicle allowing 4x2 operation "on-the-fly"

Smart Bar *(Current)*

- Axle-mounted smart actuator allowing increased performance in off-road driving situations

Electric Axle (E-Axle) *(2020+)*

- Stoneridge has developed actuators that will be included in E-Axle systems that will enable electric drive propulsion in either hybrid or fully electric vehicles
- **Awarded E-Axle development on high-performance platform in North America with a planned start-of-production (SOP) in 2021**
- **Developing solutions for multiple other OEM / Tier 1 applications**




SWAY BAR
AXLE LOCK
OFF-ROAD



Axle and suspension actuation technologies remain a platform for growth as drivetrains continue to evolve

7 Image Sources: www.motortrend.com, www.off-road.com

Stoneridge

8 China – A Platform for Growth Strong financial performance Year to d ate s ales – Approximately $28 million (53% growth over 2016) Backlog suggests CAGR of over 20% from 2016 – 2020* World - class manufacturing facility in Suzhou Products, operations and engineering focused on “Asia - for - Asia” strategy Regulations creating emissions requirements Exhaust gas temperature (EGT) sensors (Control Devices segment) Local customers and content growth Commercial vehicle driver information systems (Electronics segment) Continuing to focus on opportunities to serve the local market and expand manufacturing and development in China as a catalyst for growth *Based on current IHS and LMC data

9 Delivering on our commitments through market leading products, continuous improvement in all aspects of the organization, operating efficiency and strong financial performance Delivering 2 - 3x the growth of our underlying market Continuing to evolve to address market trends Leveraging our product portfolio, manufacturing facility and local engineering capabilities in China to drive growth in the region 3 rd Quarter 2017 Summary Driving shareholder v alue t hrough s trong f inancial performance and a w ell d efined long - term strategy

Financial Update

11 3 rd Quarter 2017 Summary 3 rd Quarter 2017 Financial Results Increased m idpoint sales guidance to $817.5 million Increased midpoint adjusted EPS guidance to $1.51 2017 Updated Guidance 2017 Guidance Previously Provided 2017 Guidance Updated* Midpoint Improvement Sales $795 - $815 Million $810 - $825 Million $12.5 million Adjusted Gross Margin 30.0% - 31.0% 30.0% - 31.0% Adjusted Operating Margin 8.0% - 9.0% 8.0% - 9.0% Adjusted EPS $1.38 - $1.50 $1.48 - $1.54 $0.07 EPS Adjusted EBITDA Margin 11.5% - 12.5% 11.5% - 12.5% Sales of $203.6 million, an increase of 17% over Q3 2016 Control Devices sales of $108.0 million, an increase of 4% over Q3 2016 Electronics sales of $80.3 million, an increase of 40% over Q3 2016 PST sales of $25.5 million, an increase of 14% over Q3 2016 Adjusted operating income of $15.6 million (7.7% operating margin), an increase of 32% over Q3 2016 Control Devices operating income of $16.2 million (15.1% operating margin), an increase of 6% over Q3 2016 Electronics adjusted operating income of $6.7 million (8.4% adjusted operating margin), an increase of 80% over Q3 2016 PST adjusted operating income of $1.5 million (5.8% adjusted operating margin), an increase of $1.5 million over Q3 2016 *Guidance as of November 2, 2017

12 Q3 Year to Date Sales Operating Income and % Margin $47.1 $55.3 15.4% 16.1% $40.0 $45.0 $50.0 $55.0 $60.0 YTD 2016 YTD 2017 10.0% 20.0% 30.0% $15.3 $16.2 14.7% 15.1% $10.0 $12.0 $14.0 $16.0 $18.0 Q3 2016 Q3 2017 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% $306.4 $343.0 $300.0 $320.0 $340.0 $360.0 YTD 2016 YTD 2017 $104.1 $108.0 Q3 2016 Q3 2017 Control Devices Financial Performance +4% +12% +6% $’s in USD Millions +17% Outpacing the underlying market while driving margin expansion Control Devices Overview Revenue grew by 4% compared to Q3 2016 despite US light vehicle production down 13.6% versus Q3 2016 Revenue grew 12% year - to - date compared to US light vehicle production down 7.8% in the same period in 2016 Continued growth in emissions products and demand for actuation products Margin improvement as a result of operating process improvements leading to reduced overhead as a percentage of sales

13 Q3 Year to Date Sales Adjusted Operating Income and % Margin $12.1 $18.8 6.6% 7.9% $0.0 $10.0 $20.0 YTD 2016 YTD 2017 5.0% 7.0% 9.0% $3.7 $6.7 6.5% 8.4% $1.0 $3.0 $5.0 $7.0 Q3 2016 Q3 2017 4.5% 6.5% 8.5% 10.5% $182.9 $237.3 YTD 2016 YTD 2017 $57.3 $80.3 Q3 2016 Q3 2017 Electronics Financial Performance +40% +30% +80% $’s in USD Millions +56% Launch of new programs and Orlaco’s performance is leading the way for top - line growth and margin expansion for Electronics Electronics Overview Launch of new driver information system programs during the quarter Orlaco continues to exceed expectations Adjusted operating margin improvement of 190 basis points in Q3 and 130 basis points year - to - date due to favorable product mix, reduced overhead as a percentage of sales and global procurement activities resulting in reduced direct material costs Continued investment in design and development activities to drive future growth

14 Q3 Year to Date Sales Adjusted Operating Income and % Margin $22.3 $25.5 Q3 2016 Q3 2017 $0.0 $1.5 0.1% 5.8% $0.0 $0.5 $1.0 $1.5 $2.0 Q3 2016 Q3 2017 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% - $4.2 $3.4 - 6.9% 4.8% -$7.0 -$2.0 $3.0 YTD 2016 YTD 2017 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $60.2 $70.7 YTD 2016 YTD 2017 PST Financial Performance $’s in USD Millions PST is growing in the local market and improving local cash flow profile through increased financial performance and reduction of external debt PST Overview Revenue growth remains strong with continued margin expansion and stability PST segment is strongly correlated to light vehicle and motorcycle demand – starting to see signs of stability and expansion in these markets Margin expansion driven by reduced material, direct labor and overhead costs, as well as SG&A leverage Continued focus on operating improvement resulting in local cash flow generation has allowed for debt reduction of $7 million since the beginning of 2017 +14% +17% +$1.5m +$7.6m

15 2017 Guidance Previously Provided 2017 Guidance Updated* Midpoint Improvement Sales $795 - $815 Million $810 - $825 Million $12.5 million Adjusted Gross Margin 30.0% - 31.0% 30.0% - 31.0% Adjusted Operating Margin 8.0% - 9.0% 8.0% - 9.0% Adjusted EPS $1.38 - $1.50 $1.48 - $1.54 $0.07 EPS Adjusted EBITDA Margin 11.5% - 12.5% 11.5% - 12.5% FY 2017 Updated Guidance Increasing our full - year outlook for sales and adjusted EPS Guiding to midpoint sales of $817.5 million, midpoint adjusted EPS of $1.51 *Guidance as of November 2, 2017

16 All segments exceeded expectations for financial performance Control Devices – 4 % sales growth, 6% operating income growth vs. Q3 2016 Electronics – 40% sales growth, 80% adjusted operating income growth vs. Q3 2016 PST – 14% sales growth, $ 1.5 million adjusted operating income growth vs. Q3 2016 Increased our full - year guidance for sales and adjusted EPS Sales midpoint increase of $12.5 million to $817.5 million ($810 - $825 million) Adjusted EPS midpoint increase of $0.07 to $1.51 ($1.48 - $1.54) 3 rd Quarter 2017 Financial Summary Driving shareholder v alue t hrough s trong f inancial performance and a w ell d efined long - term strategy

Thank You

18 Appendix

19 2017 Q3 Adjustments The expense resulting from the step - up in the fair value of the earn - out due to Orlaco outperformance was $1.8 million resulting in an EPS adjustment of $ 0.06 The expense related to the step - up in the fair value of the earn - out related to the acquisition of the remaining 26% minority interest in PST was $ 0.5 million resulting in an EPS adjustment of $ 0.02 We adjusted EPS for $0.08 of acquisition related items in the third quarter Adjustment Expected Q3 2017 After - Tax Impact (USD millions) Expected Q3 2017 After - Tax EPS Impact Earn - out (Electronics / Orlaco) ($1.8) ($0.06) Earn - out (PST) ($0.5) ($0.02) Total ($2.3) ($0.08)

20 Income Statement (Unaudited) (in thousands, except per share data) 2017 2016 2017 2016 Net sales $ 203,582 $ 173,846 $ 617,004 $ 523,365 Costs and expenses: Cost of goods sold 141,033 124,098 429,890 375,705 Selling, general and administrative 37,277 27,817 107,247 82,836 Design and development 11,976 10,151 35,731 30,912 Operating income 13,296 11,780 44,136 33,912 Interest expense, net 1,508 1,684 4,436 5,038 Equity in earnings of investee (465) (307) (1,200) (603) Other expense (income), net 395 (497) 1,190 (722) 11,858 10,900 39,710 30,199 3,809 919 13,569 3,114 Net income 8,049 9,981 26,141 27,085 Net loss attributable to noncontrolling interest - (303) (130) (2,009) Net income attributable to Stoneridge, Inc. $ 8,049 $ 10,284 $ 26,271 $ 29,094 Earnings per share attributable to Stoneridge, Inc.: Basic $ 0.29 $ 0.37 $ 0.94 $ 1.05 Diluted $ 0.28 $ 0.36 $ 0.92 $ 1.03 Weighted-average shares outstanding: Basic 28,136 27,792 28,062 27,753 Diluted 28,652 28,359 28,613 28,266 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS September 30, Income before income taxes Provision for income taxes Three months ended Nine months ended September 30,

Segment Financial Information

	Three months ended September 30, 2017	Three months ended September 30, 2016	Nine months ended September 30, 2017	Nine months ended September 30, 2016
Net Sales:				
Control Devices	$ 106,842	$ 103,700	$ 339,716	$ 304,957
Inter-segment sales	1,118	430	3,269	1,448
Control Devices net sales	107,960	104,130	342,985	306,405
Electronics	71,354	47,804	206,769	158,201
Inter-segment sales	8,959	9,495	30,538	24,706
Electronics net sales	80,313	57,299	237,307	182,907
PST	25,386	22,342	70,519	60,207
Inter-segment sales	145	-	145	-
PST net sales	25,531	22,342	70,664	60,207
Eliminations	(10,222)	(9,925)	(33,952)	(26,154)
Total net sales	$ 203,582	$ 173,846	$ 617,004	$ 523,365
Operating Income (Loss):				
Control Devices	$ 16,249	$ 15,319	$ 55,257	$ 47,133
Electronics	4,896	3,735	13,267	12,050
PST	1,018	29	2,720	(4,179)
Unallocated Corporate	(8,867)	(7,303)	(27,108)	(21,092)
Total operating income	$ 13,296	$ 11,780	$ 44,136	$ 33,912
Depreciation and Amortization:				
Control Devices	$ 2,664	$ 2,561	$ 8,050	$ 7,345
Electronics	2,136	996	5,947	3,076
PST	2,115	2,307	6,299	6,388
Unallocated Corporate	181	115	376	309
Total depreciation and amortization	$ 7,096	$ 5,979	$ 20,672	$ 17,118
Interest Expense, net:				
Control Devices	$ 19	$ 56	$ 84	$ 172
Electronics	24	33	68	196
PST	378	934	1,482	2,686
Unallocated Corporate	1,087	661	2,802	1,984
Total interest expense, net	$ 1,508	$ 1,684	$ 4,436	$ 5,038
Capital Expenditures:				
Control Devices	$ 5,523	$ 3,229	$ 13,318	$ 9,260
Electronics	2,417	1,244	6,451	5,229
PST	974	640	2,899	2,516
Unallocated Corporate	811	1,365	2,224	1,479
Total capital expenditures	$ 9,725	$ 6,478	$ 24,892	$ 18,484

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Stoneridge

22 Balance Sheet CONDENSED CONSOLIDATED BALANCE SHEETS September 30, December 31, (in thousands) 2017 2016 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 50,791 $ 50,389 144,475 113,225 Inventories, net 78,643 60,117 Prepaid expenses and other current assets 23,264 17,162 Total current assets 297,173 240,893 Long-term assets: Property, plant and equipment, net 108,919 91,500 Intangible assets, net 78,011 39,260 Goodwill 38,224 931 Investments and other long-term assets, net 17,942 21,945 Total long-term assets 243,096 153,636 Total assets $ 540,269 $ 394,529 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion of debt $ 4,421 $ 8,626 Accounts payable 80,069 62,594 Accrued expenses and other current liabilities 48,258 41,489 Total current liabilities 132,748 112,709 Long-term liabilities: Revolving credit facility 126,000 67,000 Long-term debt, net 5,102 8,060 Deferred income taxes 20,337 9,760 Other long-term liabilities 31,553 4,923 Total long-term liabilities 182,992 89,743 Shareholders' equity: Preferred Shares, without par value, 5,000 shares authorized, none issued - - Common Shares, without par value, 60,000 shares authorized, - - Additional paid-in capital 227,143 206,504 and December 31, 2016, respectively, at cost (7,056) (5,632) Retained earnings 73,356 45,356 Accumulated other comprehensive loss (68,914) (67,913) Total Stoneridge, Inc. shareholders' equity 224,529 178,315 Noncontrolling interest - 13,762 Total shareholders' equity 224,529 192,077 Total liabilities and shareholders' equity $ 540,269 $ 394,529 September 30, 2017 and December 31, 2016, respectively, with no stated value 28,966 and 28,966 shares issued and 28,171 and 27,850 shares outstanding at Common Shares held in treasury, 795 and 1,116 shares at September 30, 2017 Accounts receivable, less reserves of $1,173 and $1,630, respectively

23 Statement of Cash Flows CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Nine months ended September 30, (in thousands) 2017 2016 OPERATING ACTIVITIES: Net income $ 26,141 $ 27,085 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 15,922 14,717 Amortization, including accretion of deferred financing costs 4,993 2,677 Deferred income taxes 6,233 714 Earnings of equity method investee (1,200) (603) Loss (gain) on sale of fixed assets 6 (409) Share-based compensation expense 5,713 4,587 Tax benefit related to share-based compensation expense (759) - Change in fair value of earn-out contingent consideration 4,645 - Accounts receivable, net (18,232) (25,486) Inventories, net (6,564) 281 Prepaid expenses and other assets 1,530 (5,879) Accounts payable 11,611 13,991 Accrued expenses and other liabilities 1,079 5,342 Net cash provided by operating activities 51,118 37,017 INVESTING ACTIVITIES: Capital expenditures (24,892) (18,484) Proceeds from sale of fixed assets 66 652 Business acquisition, net of cash acquired (77,258) - Net cash used for investing activities (102,084) (17,832) Changes in operating assets and liabilities, net of effect of business combination:

24 Statement of Cash Flows (Cont.) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Nine months ended September 30, (in thousands) 2017 2016 FINANCING ACTIVITIES: Acquisition of noncontrolling interest, including transaction costs (1,848) - Revolving credit facility borrowings 91,000 - Revolving credit facility payments (32,000) (13,000) Proceeds from issuance of debt 2,557 13,317 Repayments of debt (10,307) (21,312) Other financing costs (61) (339) Repurchase of Common Shares to satisfy employee tax withholding (2,222) (1,384) Net cash provided by (used for) financing activities 47,119 (22,718) Effect of exchange rate changes on cash and cash equivalents 4,249 (268) Net change in cash and cash equivalents 402 (3,801) Cash and cash equivalents at beginning of period 50,389 54,361 Cash and cash equivalents at end of period $ 50,791 $ 50,560 Supplemental disclosure of cash flow information: Cash paid for interest $ 4,286 $ 4,573 Cash paid for income taxes, net $ 5,745 $ 2,019 Supplemental disclosure of non-cash operating and financing activities: Bank payment of vendor payables under short-term debt obligations $ - $ 3,764

25 Reconciliations to US GAAP

26 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non - GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non - GAAP financial measures for 2017 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non - GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

27 Reconciliations to US GAAP Reconciliation of Stoneridge Adjusted Gross Profit (USD in millions) Q3 2017 YTD 2017 Gross Profit $62.6 $187.1 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco - 1.6 Adjusted Gross Profit $62.6 $188.8 Reconciliation of Stoneridge Adjusted Operating Income (USD in millions) Q3 2017 YTD 2017 Operating Income $13.3 $44.1 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco - 1.6 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 1.8 3.9 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) 0.5 0.7 Add: Pre-Tax Transaction Costs Adjustment (Orlaco) - 1.2 Adjusted Operating Income $15.6 $51.6 Reconciliation of Q3 2017 Adjusted EPS Reconciliation of Q2 Adjusted EBITDA (USD in millions) Q3 2017 Q3 2017 EPS Net Income Attributable to Stoneridge $8.0 0.28 Add: After-Tax Step-Up in Fair Value of Acquired Inventory from Orlaco - - Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 1.8 0.06 Add: After-Tax Step-Up in Fair Value of Earn-Out (PST) 0.5 0.02 Adjusted Net Income $10.3 $0.36

28 Reconciliations to US GAAP Reconciliation of Q3 Adjusted EBITDA (USD in millions) Q3 2017 YTD 2017 Q3 2016 YTD 2016 Income before tax $11.9 $39.7 $10.9 $30.2 Interest expense, net 1.5 4.4 1.7 5.0 Depreciation and amortization 7.1 20.7 6.0 17.1 EBITDA $20.5 $64.8 $18.6 $52.4 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco - 1.6 - - Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 1.8 3.9 - - Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) 0.5 0.7 - - Add: Pre-Tax Transaction Costs Adjustment (Orlaco) - 1.2 - - Adjusted EBITDA $22.8 $72.3 $18.6 $52.4 Reconciliation of Electronics Adjusted Operating Income (USD in millions) Q1 2017 Q2 2017 Q3 2017 YTD 2017 Operating Income $5.6 $2.8 $4.9 $13.3 Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco 1.0 0.7 - 1.6 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco) - 2.1 1.8 3.9 Adjusted Operating Income $6.5 $5.6 $6.7 $18.8 Reconciliation of PST Adjusted Operating Income (USD in millions) Q1 2017 Q2 2017 Q3 2017 YTD 2017 Operating Income $0.6 $1.1 $1.0 $2.7 Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST) - 0.2 0.5 0.7 Adjusted Operating Income $0.6 $1.3 $1.5 $3.4